SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 6, 2002


                             XO COMMUNICATIONS, INC.
               (Exact name of registrant as specified in charter)


Delaware                              0-30900                     54-1983517
(State or other                  (Commission File               (IRS Employer
jurisdiction of                       Number)                Identification No.)
incorporation)



11111 Sunset Hills Road, Reston, Virginia                             20190
(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code: 703-547-2000




          (Former name or former address, if changed from last report)



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Item 5. Other Events

     On June 7, 2002, XO Communications, Inc. (the "Company") issued a press release containing a statement in response to a letter to counsel for the Company dated June 6, 2002, delivered by Fried, Frank, Harris, Shriver & Jacobson and Latham & Watkins, attorneys for partnerships affiliated with Forstmann Little & Co. and Telefonos de Mexico, S.A. de C.V. A copy of the June 7, 2002 press release issued by XO is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     A copy of the Letter of Fried, Frank, Harris, Shriver & Jacobson and Latham & Watkins, dated June 6, 2002 addressed to Willkie Farr & Gallagher, counsel for the Company, is attached hereto as Exhibit 99.2 and incorporated herein by reference.

     A copy of the Letter of Willkie Farr & Gallagher, counsel for the Company, dated June 7, 2002, in response to the Letter of Fried, Frank, Harris, Shriver & Jacobson and Latham & Watkins, dated June 6, 2002, is attached hereto as Exhibit
99.3 and incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

     Exhibits. XO Communications, Inc.

     99.1      Press Release of June 7, 2002.

     99.2 Letter of Fried, Frank, Harris, Shriver & Jacobson and Latham & Watkins, dated June 6, 2002.

     99.3      Letter of Willkie Farr & Gallagher, dated June 7, 2002.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        XO COMMUNICATIONS, INC.

                                        By: /s/ Gary D. Begeman
                                            ------------------------------
                                            Name:  Gary D. Begeman
                                            Title: Senior Vice President,
                                                   General Counsel and Secretary

June 7, 2001



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                                  Exhibit Index


Exhibit No.    Description

99.1           Press Release of June 7, 2002.

99.2 Letter of Fried, Frank, Harris, Shriver & Jacobson and Latham & Watkins, dated June 6, 2002.

99.3           Letter of Willkie Farr & Gallagher, dated June 7, 2002.